Transactions with Related Parties	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Transactions with Related Parties

3. Transactions with Related Parties:

The Company uses the services of Maritime, a ship management company with its principal office in Greece and an office in the U.S.A. Maritime is engaged under separate management agreements directly by the Company’s respective subsidiaries to provide a wide range of shipping services, including but not limited to, chartering, sale and purchase, insurance, operations and dry-docking and construction supervision, all provided at a fixed daily fee per vessel. For the ship management services, Maritime charges a fee payable by each subsidiary of $0.325 per day per vessel while the vessel is in operation including any pool arrangements (or $0.160 per day for as long as the chartering services for the Northsea Alpha and the Northsea Beta were subcontracted to NST) and $0.450 per day per vessel while the vessel is under construction, as well as an additional daily fee (which is dependent on the seniority of the personnel) to cover the cost of engineers employed to conduct the supervision of the newbuilding (collectively the “Ship-management Fees”). As discussed in Note 1, in June and November 2016, Maritime assumed full commercial management of the Northsea Beta and the Northsea Alpha, respectively. In addition, Maritime charges the Company a commission rate of 1.25% on all charter hire agreements arranged by Maritime.

The management agreements for the vessels have an initial term of five years. For the Northsea Alpha, Northsea Beta and Pyxis Delta the base term expired on December 31, 2015, for Pyxis Theta it expired on December 31, 2017 and for the Pyxis Epsilon and the Pyxis Malou it expired on December 31, 2018. Following their initial expiration dates, the management agreements will automatically be renewed for consecutive five year periods, or until terminated by either party on three months’ notice.

Under a Head Management Agreement (the “Head Management Agreement”) with Maritime that commenced on March 23, 2015 and will continue until March 23, 2020 (unless terminated by either party on 90 days’ notice), Maritime provides administrative services to the Company, which include, among other, the provision of the services of the Company’s Chief Executive Officer, Chief Financial Officer, Senior Vice President of Corporate Development, General Counsel and Corporate Secretary, Chief Operating Officer, one or more internal auditor(s) and a secretary, as well as the use of office space in Maritime’s premises. Following the initial expiration date, the Head Management Agreement will automatically be renewed for a five year period. Under the Head Management Agreement, the Company pays Maritime a fixed fee of $1,600 annually (the “Administration Fees”). In the event of a change of control of the Company during the management period or within 12 months after the early termination of the Head Management Agreement, then the Company will pay to Maritime an amount equal to 2.5 times the then annual Administration Fees.

The Ship-management Fees and the Administration Fees are adjusted annually according to the official inflation rate in Greece or such other country where Maritime was headquartered during the preceding year. On August 9, 2016, the Company amended the Head Management Agreement with Maritime to provide that in the event that the official inflation rate for any calendar year is deflationary, no adjustment shall be made to the Ship-management Fees and the Administration Fees, which will remain, for the particular calendar year, as per the previous calendar year. Effective January 1, 2018 and 2019, the Ship-management Fees and the Administration Fees were increased by 1.12% and 0.62%, respectively in line with the average inflation rate in Greece in 2017 and 2018, respectively.

The following amounts were charged by Maritime pursuant to the head management and ship-management agreements with the Company, and are included in the accompanying consolidated statements of comprehensive loss:

	Year Ended December 31,
	2016	2017	2018
Included in Voyage related costs and commissions
Charter hire commissions	$316	$368	$354

Included in Management fees, related parties
Ship-management Fees	631	712	720

Included in General and administrative expenses
Administration Fees	1,600	1,600	1,618

Total	$2,547	$2,680	$2,692

On October 28, 2015, the Company issued a promissory note in the amount of $2.5 million in favor of Maritime Investors in connection with its election to receive a portion of the merger true-up shares in the form of a promissory note. The promissory note also includes amounts due to Maritime Investors for the payment of $0.6 million by Maritime Investors to LookSmart, representing the cash consideration of the merger, and the amounts that allowed the Company to pay miscellaneous transactional costs. The promissory note had a maturity of January 15, 2017 and an interest rate of 2.75% per annum. On August 9, 2016, the Company agreed with Maritime Investors to extend the maturity of the promissory note for one year, from January 15, 2017 to January 15, 2018, at the same terms and at no additional cost to us. In addition, on March 7, 2017, the Company agreed with Maritime Investors to further extend the maturity of the promissory note for one additional year, from January 15, 2018 to January 15, 2019, at the same terms and at no additional costs to the Company. On December 29, 2017, the Company entered into a third amendment to the promissory note (“Amended& Restated Promissory Note”), pursuant to which (i) the outstanding principal balance increased from $2.5 million to $5.0 million, (ii) the maturity date was extended to June 15, 2019, and (iii) the fixed interest rate was increased to 4.00% per annum, payable only in cash. In exchange for entering into the third amendment, the Company reduced the outstanding balance due to Maritime by $2.5 million. On June 29, 2018, the Company entered into an amendment to the Amended & Restated Promissory Note pursuant to which (i) the maturity date was extended to March 31, 2020, and (ii) the interest rate was increased to 4.5% per annum until repayment in full. Total interest expense on promissory note for the years ended December 31, 2016, 2017 and 2018, amounted to $69, $70 and $213, respectively, and is included in Interest and finance costs, net (Note 12) in the accompanying consolidated statements of comprehensive loss.

Under the terms of the credit facility agreement of one of the Company’s subsidiaries, Eighthone Corp. with EntrustPermal, no repayment of principal under the Amended & Restated Promissory Note may be made while any Paid In Kind (“PIK”) interest or Principal Deficiency Amount (as defined in the credit facility agreement) is outstanding under the credit facility.

As of December 31, 2017 and 2018, the balances due to Maritime were $2,125 and $3,402, respectively and are reflected in Due to related parties in the accompanying consolidated balance sheets. The balance with Maritime is interest free and with no specific repayment terms.